                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                               November 30, 2000



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


    Delaware                    001-06991                     71-0415188
    --------                    ---------                     ----------

(State or other              (Commission File                (IRS Employer
Jurisdiction of                  Number)                  Identification No.)
 Incorporation)



                              702 S.W. 8th Street
                          Bentonville, Arkansas  72716
                          ----------------------------
              (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                 (501) 273-4000

Item 5.    Other Events.

     On November 30, 2000, Wal-Mart Stores, Inc. (the "Company") completed the sale to Deutsche Bank Securities Inc. (the "Designated Underwriter") of $500,000,000 aggregate principal amount of the Company's Floating Rate Notes due December 27, 2001 (the "Notes"), pursuant to a Pricing Agreement, dated as of November 27, 2000, by and between the Company and the Designated Underwriter (the "Pricing Agreement"), pursuant to which the Designated Underwriter adopted and is deemed to have become a party to, and which incorporates by reference the terms of, that certain Underwriting Agreement, dated as of August 5, 1999, by and between the Company and the underwriters named therein. The series of $500,000,000 Floating Rate Notes due December 27, 2001 was created pursuant to and is governed by the Company's Indenture, dated as of April 1, 1991, as amended by the First Supplemental Indenture, dated as of September 9, 1992, and the Second Supplemental Indenture, dated as of June 1, 2000, between the Company and Bank One Trust Company, NA, as successor in interest to The First National Bank of Chicago, as Trustee. The Designated Underwriter proposed that, after its purchase of the Notes, it would offer the Notes from time to time for sale in negotiated transactions, or otherwise, at varying prices to be determined at the time of each sale. The Notes were delivered in the form of two global notes (the "Global Notes") on November 30, 2000. Copies of the Pricing Agreement and the form of Global Note are attached as exhibits to this Current Report on Form 8-K.


Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

     1(c) Pricing Agreement, dated as of November 27, 2000, by and among Wal-Mart Stores, Inc. and Deutsche Bank Securities Inc. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

     4(d) Form of Global Note representing the Wal-Mart Stores, Inc. Floating Rate Notes Due December 27, 2001.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 30, 2000
                                         WAL-MART STORES, INC.


                                         By: /s/ Thomas M Schoewe
                                            -----------------------------------
                                             Name:  Thomas M. Schoewe
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

                               INDEX TO EXHIBITS

 Exhibit
 Number                                   Description
 ------                                   -----------

  1(c)       Pricing Agreement, dated as of November 27, 2000, by and among Wal-
             Mart Stores, Inc. and Deutsche Bank Securities Inc.

  4(d)       Form of Global Notes representing the Wal-Mart Stores, Inc.
             Floating Rate Notes Due December 27, 2001